UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2011, NuStar Logistics, L.P. (“Logistics”), NuStar Pipeline Operating Partnership L.P. (“NuPOP”) and NuStar Energy L.P. (the “Partnership”) entered into that certain Second Amendment to 5-Year Revolving Credit Agreement, dated as of March 7, 2011, among Logistics, as Borrower, NuPOP, the Partnership, JPMorgan Chase Bank, N.A., (“JPMorgan”) as Administrative Agent, and the Lenders Party thereto (the “Second Amendment”). The Second Amendment amends that certain 5-Year Revolving Credit Agreement, dated as of December 10, 2007, among Logistics, the Partnership, the Lenders party thereto and JPMorgan, as Administrative Agent, Suntrust Bank, as Syndication Agent, and Barclays Bank PLC and Mizuho Corporate Bank Ltd., as Co-Documentation Agents, J.P. Morgan Securities Inc., as Sole Bookrunner and J.P. Morgan Securities Inc. and Suntrust Robinson Humphrey, as Co-lead Arrangers (the “Credit Agreement”), as amended by the First Amendment to the Credit Agreement, dated as of August 18, 2010.

Pursuant to the Second Amendment, the unused proceeds from Gulf Opportunity Zone bond issuances (as provided in the Gulf Opportunity Zone Act of 2005) made for the benefit of Logistics in an aggregate amount not to exceed $350,000,000 (together with the corresponding portion of any outstanding letters of credit providing credit support therefore under the Credit Facility) shall (to the extent such proceeds are held in one or more qualifying project funds) be excluded from the calculation of indebtedness for purposes of the consolidated debt coverage ratio covenant set forth in the Credit Agreement. The provisions of the Credit Agreement, as modified by the Second Amendment, remain in full force and effect. The above discussion of the Second Amendment is qualified in its entirety by the text of the Second Amendment, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Second Amendment to 5-Year Revolving Credit Agreement, dated as of March 7, 2011, among NuStar Logistics, L.P., as Borrower, NuStar Energy L.P., NuStar Pipeline Operating Partnership L.P., JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders Party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	NuStar GP, LLC its general partner

Date: March 11, 2011			By:	/s/ Amy L. Perry
				Name:	Amy L. Perry
				Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 10.01	Second Amendment to 5-Year Revolving Credit Agreement, dated as of March 7, 2011, among NuStar Logistics, L.P., as Borrower, NuStar Energy L.P., NuStar Pipeline Operating Partnership L.P., JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders Party thereto.